EXHIBIT 24

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Stock Incentive Plan of 2012, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: March 27, 2013	/s/ Jerome B. Arends
(signature)

Jerome B. Arends
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Stock Incentive Plan of 2012, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: March 27, 2013	/s/ Frank G. Berris
(signature)

Frank G. Berris
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Stock Incentive Plan of 2012, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: March 27, 2013	/s/ K. Timothy Bull
(signature)

K. Timothy Bull
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Stock Incentive Plan of 2012, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: March 27, 2013	/s/ William F. Cutler, Jr.
(signature)

William F. Cutler, Jr.
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Stock Incentive Plan of 2012, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: April 3, 2013	/s/ Lewis G. Emmons
(signature)

Lewis G. Emmons
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Stock Incentive Plan of 2012, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: March 25, 2013	/s/ Stuart Goodfellow
(signature)

Stuart Goodfellow
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Stock Incentive Plan of 2012, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: March 27, 2013	/s/ Gary Gust
(signature)

Gary Gust
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Stock Incentive Plan of 2012, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: March 27, 2013	/s/ Paul L. Johnson
(signature)

Paul L. Johnson
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Stock Incentive Plan of 2012, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: March 27, 2013	/s/ Dennis C. Nelson
(signature)

Dennis C. Nelson
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Stock Incentive Plan of 2012, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: March 27, 2013	/s/ Nels W. Nyblad
(signature)

Nels W. Nyblad
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Stock Incentive Plan of 2012, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: March 27, 2013	/s/ Roxanne M. Page
(signature)

Roxanne M. Page
(type or print name)

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Stock Incentive Plan of 2012, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: March 27, 2013	/s/ Donald VanSingel
(signature)

Donald VanSingel
(type or print name)